AFL-CIO Housing Investment Trust (HIT)

HIT Continues to Create Jobs and Housing Through the Pandemic

The HIT is a $6.8 billion fixed-income mutual fund that is financing 38 projects now under construction across the country. The HIT’s investments are creating thousands of union construction jobs, much-needed affordable housing and broader economic benefits at a time of high unemployment. The HIT investors include Taft-Hartley pension and health & welfare funds, and public fund investors. It has a proven 35+-year history of competitive returns.

The HIT directly sources multifamily construction-related investments with higher yields than other fixed income investments of similar duration and credit quality. Its expertise in high credit quality multifamily mortgage backed securities differentiates HIT from many other core fixed-income vehicles. The HIT’s financing show the power of labor’s capital and responsible investing to deliver competitive returns and contribute to a sustainable and equitable economy for our country.

Investments include New Markets Tax Credits allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America CDE, Inc. project data. Data is current as of March 31, 2021. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.afl cio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055.

www.aflcio-hit.com